EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

         In connection with the Quarterly Report of IEA Income Fund XII, L.P. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, John Kallas, the Chief Financial Officer of Cronos Capital Corp., the General Partner of the Registrant, certify, based on my knowledge, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Registrant.

November 14, 2002

/s/ John Kallas

John Kallas Chief Financial Officer of Cronos Capital Corp., General Partner of the Registrant

*	This certification, required by Section 906 of the Sarbanes-Oxley Act of 2002, other than as required by Section 906, shall not be deemed to be “filed” with the Commission or subject to the rules and regulations promulgated by the Commission under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of said Act.